SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 6, 1998

                      Safety Components International, Inc.
             (Exact name of registrant as specified in its charter)

                        Delaware                            0-23938
     (State or other jurisdiction of incorporation) (Commission File Number)


                                   33-0596831
                      (IRS Employer Identification Number)


                   2160 North Central Road, Fort Lee, NJ 07024
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (201) 592-0008

                                 Not Applicable
                   (Former name or former address, if changed
                                 since last report.)


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ITEM 8.   CHANGE IN FISCAL YEAR

     On March 11, 1998 the Company made a decision to change its fiscal year end from a twelve month period ending each March 31 to a 52 or 53 week period ending on the last Saturday of March. For the current year the Company's fiscal year end will be March 28, 1998 rather than March 31, 1998. Since the change in fiscal year end is from the last day of the month to a 52 - 53 week fiscal year commencing within seven days of the month end, and the new fiscal year will commence with the end of the old fiscal year, the change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10; hence, a transition report is not required to be filed on the Form 10-K ending March 28, 1998 or the first interim report of fiscal year 1999 ending June 27, 1998.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SAFETY COMPONENTS INTERNATIONAL, INC.



                                            By:    /s/ JEFFREY J. KAPLAN
                                                   -------------------------
                                            Name:  Jeffrey J. Kaplan
                                            Title: Executive Vice President
                                                    and Chief Financial Officer
                                            Date:  March 26, 1998